Exhibit 99.1

Contact:

Richard Abrahamian

EVP & Chief Financial Officer

Two River Bancorp

Tel: (732) 216-0166

FOR IMMEDIATE RELEASE

TWO RIVER BANCORP AND OCEANFIRST FINANCIAL CORP.

 ANNOUNCE MERGER AGREEMENT

TINTON FALLS, N.J., August 9, 2019 - Two River Bancorp (NASDAQ:TRCB) (“Two River”), parent company of Two River Community Bank, announced today the signing of a definitive merger agreement with OceanFirst Financial Corp. (NASDAQ:OCFC) (“OceanFirst”), parent company of OceanFirst Bank N.A. (“OceanFirst Bank”). Under the agreement, Two River Bancorp will merge into OceanFirst. Upon completion of the merger, Two River Community Bank will merge into OceanFirst Bank. The transaction is valued at approximately $20.79 per Two River common share or approximately $182.8 million in the aggregate based on OceanFirst’s closing stock price of $23.14 as of August 8, 2019.

"I am excited by the prospects of uniting our company with OceanFirst, whose community banking approach and customer focus is highly consistent with the model that has made Two River successful. This combination will provide our customers with enhanced product and service offerings,” said William D. Moss, Two River Chairman, President & CEO. “In addition to benefits for our customers, our employees and community will benefit from our combined history of making a difference in the communities we serve, which is consistent with one of the founding principles of Two River Community Bank.”

OceanFirst was founded in 1902 and is an $8.0 billion regional bank operating throughout New Jersey, metropolitan Philadelphia and metropolitan New York City. OceanFirst Bank delivers commercial and residential financing solutions, trust and asset management and deposit services and is one of the largest and oldest community-based financial institutions headquartered in New Jersey. Under the terms of the merger agreement, upon completion of the merger, shareholders of Two River will be entitled to receive 0.6663 shares of OceanFirst common stock and $5.375 in cash for each outstanding share of Two River common stock. “We are excited for Two River shareholders to join the OceanFirst family, as Two River shares a similar operating philosophy and which provides us an opportunity to further enhance our presence in New Jersey,” said Christopher D. Maher, OceanFirst Financial Corp. Chairman and Chief Executive Officer. “We believe the addition of this high-performing franchise will further leverage the significant investments we have made in people, processes and technology and positively impact our earnings potential. We look forward to continuing to provide our customers extraordinary service and deliver enhanced value to our stockholders.”

The merger agreement has been unanimously approved by the Two River and OceanFirst Board of Directors. The completion of the merger is expected to close in the first quarter of 2020, subject to Two River receiving the requisite approval of its shareholders, receipt of all required regulatory approvals, and fulfillment of other customary closing conditions.

Boenning & Scattergood, Inc. served as financial advisor to Two River and Stevens & Lee served as Two River’s legal counsel. Piper Jaffray & Co. served as financial advisor to OceanFirst and Skadden, Arps, Slate, Meagher & Flom LLP served as OceanFirst’s legal counsel.

Conference Call, Webcast and Investor Presentation

OceanFirst will host a conference call to discuss the proposed transactions on Friday, August 9, 2019 at 1:00p.m. Eastern Time. Christopher D. Maher, OceanFirst Financial Corp. Chairman and Chief Executive Officer, will host the call. The conference call dial-in number is 1-888-338-7143. For those unable to participate in the conference call, a replay will be available. To access the replay, dial 1-877-344-7529, Replay Conference Number 10134261 from one hour after the end of the call until November 12, 2019. A copy of the slide presentation will also be available on the website by going to Investor Relations and clicking on Presentations.

The conference call will also be available (listen-only) via the Internet by accessing OceanFirst’s Web address: www.oceanfirst.com – Investor Relations. Web users should go to the site at least fifteen minutes prior to the call to register, download and install any necessary audio software.

About OceanFirst Financial Corp.

OceanFirst Financial Corp.’s subsidiary, OceanFirst Bank N.A., founded in 1902, is an $8.0 billion regional bank operating throughout New Jersey, metropolitan Philadelphia and metropolitan New York City. OceanFirst Bank delivers commercial and residential financing solutions, trust and asset management and deposit services and is one of the largest and oldest community-based financial institutions headquartered in New Jersey.

About Two River Bancorp

Two River Bancorp is the holding company for Two River Community Bank, which is headquartered in Tinton Falls, New Jersey. Two River Community Bank operates 14 branches along with two loan production offices throughout Monmouth, Union, Essex, and Ocean Counties, New Jersey.

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Cautionary Notes on Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, expectations or predictions of future financial or business performance, conditions relating to OceanFirst and Two River, or other effects of the proposed merger on OceanFirst and Two River. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements are made only as of the date of this filing, and Two River does not undertake any obligation to update any forward-looking statements contained in this presentation to reflect events or conditions after the date hereof. Actual results may differ materially from those described in any such forward-looking statements.

In addition to factors previously disclosed in the reports filed by OceanFirst and Two River with the SEC and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward looking statements or historical performance: the ability to obtain regulatory approvals and satisfy other closing conditions to the merger, including approval by shareholders of Two River; the timing of closing the merger; difficulties and delays in integrating the business or fully realizing cost savings and other benefits; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; the effects of tariffs and currency wars on economic conditions globally and in the United States; customer acceptance of products and services; customer borrowing, repayment, investment and deposit practices; competitive conditions; economic conditions, including downturns in the local, regional or national economies; the impact, extent and timing of technological changes; changes in accounting policies or practices; changes in laws and regulations; and other actions of the Federal Reserve Board and other legislative and regulatory actions and reforms.

Additional Information about the Proposed Transaction

OceanFirst intends to file with the SEC a Registration Statement on Form S-4 relating to the proposed merger, which will include a prospectus for the offer and sale of OceanFirst common stock as well as the proxy statement of Two River for the solicitation of proxies from its shareholders for use at the meeting at which the merger will be considered. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF TWO RIVER ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Two River, and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of Two River in connection with the proposed merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation will be set forth in the proxy statement/prospectus relating to the Transaction. Information concerning OceanFirst’s directors and executive officers, including their ownership of OceanFirst common stock, is set forth in its proxy statement previously filed with the SEC on April 26, 2019. Information concerning Two River’s directors and executive officers, including their ownership of Two River common stock, is set forth in its proxy statement previously filed with the SEC on March 22, 2019. Shareholders may obtain additional information regarding interests of such participants by reading the registration statement and the proxy statement/prospectus when they become available.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

For more information, please contact:

Two River Bancorp, 766 Shrewsbury Avenue, Tinton Falls, New Jersey, 07724

Attn: Richard Abrahamian, EVP & Chief Financial Officer; Tel: (732) 216-0166

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